UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)

              Delaware                000-50808            20-0829917
  (State or other jurisdiction of    (Commission         (IRS Employer
           incorporation)            File Number)       Identification No.)



    One Riverway, Suite 1400
         Houston, Texas                                       77056
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On February 28, 2005, WCA Waste Corporation ("WCA Waste") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents for the three months ended December 31, 2004 and 2003 and the year ended December 31, 2004 and 2003 the following non-GAAP financial measures: (i) adjusted operating income; (ii) adjusted net income and net income per share; and (iii) adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion. The components of each of the non-GAAP financial measures are computed by using amounts that are determined in accordance with GAAP. WCA Waste has provided in the press release a reconciliation of adjusted operating income to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding a one-time stock-based compensation charge associated with WCA Waste's internal reorganization that occurred prior to its initial public offering to operating income (loss). The press release also contains a reconciliation of adjusted net income to net income (loss), which is the nearest comparable GAAP financial measure. The reconciliation consists of adding the cumulative effect of change in accounting principle, net of tax, discontinued operations, net of tax, the one-time stock-based compensation charge, net of tax, and the write-off of deferred financing costs, net of tax, to net income (loss). WCA Waste has also provided in the press release a reconciliation of adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding the one-time stock-based compensation charge, depreciation and amortization and accretion expense to operating income (loss).

         While adjusted operating income, adjusted net income and net income per share and adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion are not calculated or presented in accordance with GAAP, WCA Waste included these financial measures in the press release because it believes these supplemental financial measures are useful in determining: (i) the financial performance of its assets without regard to financing methods, capital structures or historical cost basis; (ii) the ability of its assets to generate cash sufficient to pay interest on its credit facilities; (iii) operating results without regard to a one-time charge associated with an internal reorganization preceding its initial public offering; (iv) its operating performance and return on invested capital as compared to those of other companies in the non-hazardous solid waste management business, without regard to financing methods and capital structure; and (v) its compliance with certain financial covenants included in its debt agreements. Further, WCA Waste's management uses adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion to evaluate the operations of its geographic operating areas and WCA Waste believes these measures are helpful in evaluating similar companies with differing capital structures. While depreciation, amortization and accretion are operating costs under GAAP, WCA Waste believes these expenses primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Additionally, while stock-based compensation is an operating expense under GAAP, the stock-based compensation charge that occurred during the second quarter of 2004 represents the impact of a one-time conversion of outstanding options and warrants in connection with a pre-initial public offering reorganization.

         These non-GAAP financial measures should not be considered an alternative to net income, net income per share, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. These measures exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, the measures may not be comparable to similarly titled measures used by other companies.

         In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01  Regulation FD Disclosure.

         On March 1, 2005 WCA Waste held its scheduled conference call with respect to the fiscal year and the fiscal fourth quarter ended December 31, 2004. In addition, WCA Waste reviewed its business operations and the progress of its acquisition growth strategy and provided guidance with respect to its expected 2005 financial performance.

Acquisition Program

         WCA Waste reiterated that it was on target with its acquisition strategy and its belief that its acquisition program will significantly increase revenue and profit in the future, although it also stressed that, in the short-term, as expected, the cost of acquiring and integrating companies would continue to put pressure on operating results.

         Through February 28, 2005, WCA Waste had completed eight acquisitions since its initial public offering in June 2004. From November 2004 through February 2005, WCA Waste completed the acquisitions of Rural Disposal (located in Willow Springs, Missouri), Trash-Away (located in Piedmont, South Carolina) and Eagle Ridge MSW landfill (located approximately 45 miles northwest of St. Louis near Bowling Green, Missouri). These acquisitions had previously been described in press releases dated November 15, 2004, November 30, 2004 and January 11, 2005, all of which may be obtained from WCA Waste's web site at www.wcawaste.com.

         WCA Waste previously disclosed that it would pursue "tuck-in" acquisitions to increase the volume in its landfills. That remains its long-term strategy, but during the past several months it has focused on "strategic" acquisitions of landfills, especially those that allow it to enter new markets or expand existing markets. Although WCA Waste has acquired more landfills to date than originally expected, it believes that the landfill acquisitions will allow it to control future growth through market expansion via "tuck-in" acquisitions. It noted that it had been presented with a greater number of landfill opportunities than it expected, including from owners who were not long-term operators of landfills. Because some of the recently acquired and to-be acquired landfills had only recently been opened or permitted and volumes thus were in a "ramping-up" stage, WCA Waste noted that acquisition costs could be as high as 8 to 9 times EBITDA (a non-GAAP financial measure--see "Non-GAAP Financial Measures" below) "run rates," but that as volumes for a landfill increased through marketing and tuck-in acquisitions, WCA Waste would expect that the effective EBITDA multiple would be substantially reduced.

         WCA Waste also reported that, while integration of some acquisitions can take up to a year to complete, it had integrated all of its completed acquisitions to date into its existing operations. It also reported that its plan to develop three MSW transfer stations in the Houston, Texas area had progressed with the receipt of its first permit in January 2005 at its Ralston Road landfill in Houston. WCA Waste reported that its internalization rate for the fourth quarter of 2004 was 79.2% and for the full year of 2004 it was 78.1%, which does not give effect to the internalization of waste that it expects from its previously reported acquisition of a Houston residential collection company into the transfer station network that it plans.

         As previously reported, in January 2005, WCA Waste signed a definitive agreement to acquire MRR Southern, the disposal division of D.H. Griffin Construction Co, with operations in Raleigh, North Carolina and Greensboro/ High Point. The Raleigh operations (which are located in Wake County, North Carolina) consist of a C&D landfill (with more than 8 million cubic yards of permitted capacity and additional expansion capacity of 6.6 million yards), a C&D recycling center and two C&D transfer stations. The Greensboro/ High Point operations consist of a C&D landfill with a recycling center. This landfill has a projected remaining life of approximately 34 years. When this North Carolina acquisition is completed, WCA Waste will have made nine acquisitions totaling $34 million in annual "run rate" revenue since completing its initial public offering in June 2004 and will operate 17 landfills, 15 transfer stations, 20 collection companies and 3 C&D MRFS.

         With the previously reported acquisition of the Blount Landfill in Birmingham, Alabama and the expansion at its Central Missouri Landfill, the average landfill life at WCA Waste's current landfills (prior to the completion of the North Carolina acquisitions) is approximately 42.9 years.

         WCA Waste also reported that it was in "active discussions" concerning potential acquisitions of other waste companies with estimated annualized revenue "run rates" totaling approximately $50 million. This includes two potential acquisitions covered by letters of intent, with estimated annualized revenue "run rates" totaling approximately $10 million. It reported that its "acquisition pipeline," including companies that were in "active discussions," was approximately $130 million in estimated annualized revenue "run rates." "Run rate" determinations are made based on estimations from information provided to WCA Waste by the acquisition candidates and from other sources and estimates developed by WCA Waste. "Run rate" measures are not audited or based on GAAP. Management determines the period over which to calculate a "run rate" based on factors it deems to be reasonable. Actual revenues may or may not equal the estimated run rate. Moreover, WCA Waste may not complete all or any of the acquisitions that it reports as being in its "acquisition pipeline," which includes companies as to which there are no active discussions. For a description of the WCA Waste's general acquisition strategy and goals, please refer to WCA Waste's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 and its Current Reports on Forms 8-K, available through WCA Waste's website at www.wcawaste.com.

Financial Results

         WCA Waste also discussed its financial results for the fourth quarter and year ended December 31, 2004 that were also described in the press release furnished and attached hereto as Exhibit 99.1.

         In addition, WCA Waste provided additional information with respect to its financial results as follows:

o Of the 28.6% increase in fourth quarter revenues over the fourth quarter 2003, 23.3% of the revenues were derived from acquired operations, 3.4% from volume increases and 1.9% from price increases. Including the fourth quarter acquisitions, WCA Waste's revenue segmentation (before elimination of intercompany revenue) for the fourth quarter was 53.3 % collection operations, 33.8% disposal, 12.3% transfer and 0.6% recycling. WCA Waste expects a higher percentage of revenues from collection during 2005, as it moves from a focus on landfill acquisitions to tuck-in acquisitions. For the full year ended December 31, 2004, WCA Waste's reported revenue of $73.5 million, a 14.4% increase over the $64.2 million reported for the full year in 2003. 8.9% of the 14.4% increase was attributable to acquired operations, 4.7% to volume and 0.8% to price increases.

o Income taxes for the fourth quarter reflected a tax benefit related to a reduction of state allowances because of the positive income from our acquisitions. WCA Waste expects that its blended tax rate will be approximately 39% for 2005 and 2006.

o WCA Waste believes that this its operating income, net income, adjusted operating income (a non-GAAP financial measure) and adjusted net income (a non-GAAP financial measure) were negatively affected by several factors, including:

     o The costs of integrating acquired companies and bringing their operations in line with WCA Waste operating standards. Such costs include incorporating new truck fleets into WCA Waste's preventative maintenance program, testing of new employees to comply with DOT regulations, implementing WCA Waste's safety program, re-routing trucks, and additional accounting and administrative expenses.

     o Fuel cost increases. WCA Waste reported that its fuel costs as a percentage of revenue increased from 4.1% in the fourth quarter of 2003 to 5.9% in the fourth quarter of 2004. A sampling of its markets indicated that its average fuel cost per gallon increased approximately 40% from January 2004 to December 2004. The increase in costs could not be fully covered by fuel surcharges: fourth quarter fuel surcharges covered approximately 50% of increased costs. WCA Waste indicated that, through a combination of price increases and fuel surcharges, it expected to begin to recover an additional portion of fuel cost increases by July 2005.

     o WCA Waste estimates that its costs of operations have increased as much as $500,000 per quarter ($2 million annually) as a result of increased legal, accounting, printing, travel, insurance and other costs associated with both operating as a public company and the pursuit of its acquisition strategy.

o As of December 31, 2004, the debt-to-capitalization ratio was approximately 50%. At December 31, 2004, WCA Waste had approximately $85 million available under its $160 million credit facility.

o    Current days sales outstanding was 40.3 days as of December 31, 2004.

o During the fourth quarter 2004, WCA Waste recorded $5.6 million in capital expenditures bringing 2004 capital expenditures to $14 million, including $5.6 million expended with respect to opening transfer stations in Rolla, Missouri and Searcy, Arkansas, as well as expanding roll-off routes around certain C&D landfills.

Forward-Looking Statements Concerning Expected Financial Performance

         WCA Waste provided the following forward-looking information with respect to expected financial performance during 2005 and subsequent years. WCA Waste expects that during the 3 to 4 years following its initial public offering completed in June 2004:

o    Revenue will grow from approximately $60 million to more than $200 million;

o Adjusted operating income (before stock-based compensation charge, depreciation, amortization and accretion), which is a non-GAAP financial measure, will grow from approximately $18 million to more than $60 million;

o $150 million of its revenue growth will be derived from acquired operations;

o    It will increase owned landfills to approximately 25; and

o It will have a 25% annual compound adjusted net income per share growth for the foreseeable future.

With respect to 2005, WCA Waste expects the following:

o Revenue will exceed $110 million--a 50% increase over 2004 reported revenues;

o Adjusted operating income (before stock-based compensation charge, depreciation, amortization and accretion), which is a non-GAAP financial measure, will exceed $27 million--a 50% increase over 2004. This assumes an adjusted operating income margin of 25%. This margin is somewhat compressed by acquiring landfills earlier than expected. As tuck-in acquisitions are completed, internalization and margins would improve;

o    Revenue from operations acquired in 2005 will be approximately $50 million;

o It will own approximately 20 landfills (80% of the expected 25 to be owned within 3 to 4 years after the initial public offering);

o Adjusted net income (a non-GAAP financial measure) would increase by more than 50% over 2004, resulting in adjusted net income per share (a non-GAAP financial measure) in the range of $0.38 to $0.40, depending upon the timing of acquisitions and the form of any capital that it might obtain to fund acquisitions. Adjusted net income per share will be impacted by any additional issuance of shares and increases in interest expense; and

o 2005 year-end "run rates" of revenue, adjusted operating income (before stock-based compensation charge, depreciation, amortization and accretion), and net income will be more than two times similar measures for the year ended December 31, 2003 (which were representative of "run rates" for WCA Waste at the time of its initial public offering).

Non-GAAP Financial Measures

         This report contains certain non-GAAP financial measures as described above under Item 2.02 and Exhibit 99.1 attached hereto. Some analysts and companies use non-GAAP measures, like earnings before interest, depreciation, amortization and taxes (or "EBITDA"), that may be somewhat comparable to WCA Waste's use of "adjusted operating income (before stock-based compensation charge, depreciation, amortization and accretion)." A description of the non-GAAP financial measures that WCA Waste uses, a reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measure and a statement disclosing the reasons why management believes the presentation of the non-GAAP financial measures provide useful information to investors regarding WCA Waste's financial condition and results of operations are set forth in the press release that is attached as Exhibit 99.1 hereto, which press release is incorporated herein by reference. Further the description set forth in Item 2.02 above is incorporated herein by reference.

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

         This report and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe WCA Waste's plans, objectives, goals, expectations or intentions and other statements that are not historical facts are forward-looking statements. Descriptions of strategy and "run rates" are also forward looking statements. This is true of WCA Waste's description of its acquisition strategy and the benefits of any acquisition or potential acquisition, for example. Moreover, all of the information set forth under "Forward-Looking Statements Concerning Expected Financial Performance" consists of forward-looking statements. The forward-looking statements made herein are only made as of the date hereof and WCA Waste undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

         Forward-looking statements are based upon the current beliefs and expectations of WCA Waste's management and are subject to significant risks and uncertainties. Since WCA Waste's business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements. Some of risks and uncertainties have been more fully described in "Risk Factors and Cautionary Statement about Forward-Looking Statements" in WCA Waste's Quarterly Report on Form 10-Q with respect to the quarterly period ended on September 30, 2004.

         As to acquisitions and acquisition strategies, on which WCA Waste's future financial performance will significantly depend, risks and uncertainties include, without limitation: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to WCA Waste's landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditure; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of WCA Waste common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain WCA Waste's management, operational, financial and other resources.

         Moreover, WCA Waste's results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.

         In WCA Waste's filings with the Securities and Exchange Commission (including the registration statement on Form S-1 that we filed in connection with WCA Waste's initial public offering and its quarterly report on Form 10-Q for the quarter ended September 30, 2004) we describe the foregoing risks and uncertainties, along with others, in greater detail.

         In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

 Exhibit 99.1 WCA Waste Corporation Press Release, dated February 28,
              2005, announcing financial results for the fourth quarter and year ended December 31, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WCA WASTE CORPORATION


Date: March 3, 2005                             /s/ Charles A. Casalinova
                                                -------------------------
                                                Charles A. Casalinova
                                                Senior Vice President
                                                and Chief Financial
                                                Officer

                                  EXHIBIT INDEX


Exhibit        Description

   99.1 WCA Waste Corporation Press Release, dated February 28, 2005, announcing financial results for the fourth quarter and year ended December 31, 2004.